FIRST SUPPLEMENTAL
                                 TRUST INDENTURE
                     ALLSTATE FINANCIAL CORPORATION, ISSUER

         This First Supplemental Trust Indenture, dated as of March 11, 1999 (this "Supplemental Indenture"), is [executed by*] [made by and between**] Allstate Financial Corporation (together with any successor to its rights, duties and obligations hereunder, the "Issuer")[, and ___________ (together with any successor trustee hereunder, the "Trustee")**].

         WHEREAS, the Issuer has heretofore executed and delivered [those certain 10% Convertible Subordinated Notes (the "Notes") in the principal sum of $4,961,000.00 dated as of September 14, 1998, to which is attached Exhibit "A", the terms and provisions thereof which shall constitute an Indenture in the event of appointment of an Indenture Trustee*] [that certain Trust Indenture dated as of September 14, 1998, together with those certain 10% Convertible Subordinated Notes thereunder (the "Notes")**] (the "Indenture"); and

         WHEREAS, the Indenture provides in Section 8.2 thereof that the Issuer, when authorized by a resolution of the Board of Directors [and by the Trustee**], may with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, add any provisions to or change in any manner or eliminate any of the provisions of the Indenture or of any supplemental indenture or modify in any manner the rights of the Holders of the Notes, except under certain circumstances not applicable herein; and

         WHEREAS, the Issuer [and the Trustee**], with the consent of a majority of the holders of the aggregate principal amount of the Notes outstanding, now [desires*] [desire**] to amend the Indenture for the purpose of modifying certain provisions of the Indenture regarding Section 3.16, entitled Earnings to Debt Coverage; and

         WHEREAS, the execution and delivery of this Supplemental Indenture has been duly and validly authorized in all respects by the Board of Directors of the Issuer; and

         NOW, THEREFORE, in consideration of the mutual understandings, promises and agreements herein contained and other good and valuable consideration, the sufficiency of which are hereby acknowledged, the Issuer [does*] [and Trustee do**]covenant and agree hereby, for the equal and proportionate benefit of the respective Holders from time to time of the Notes, as follows:


* Delete upon execution of the Form of Indenture by the Issuer and Trustee, if named.
** Insert upon execution of the Form of Indenture.

Supplement - Allstate                                 -1-


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                                    ARTICLE I

                       DEFINITIONS AND STATUTORY AUTHORITY

     Section  1.1.  Supplemental  Indenture.  This  Supplemental  Indenture is a
Supplemental Indenture and is adopted in accordance with Article 8 of the Indenture.

     Section 1.2. Definitions.

     (A) Unless the context shall require otherwise, all defined terms contained in the Indenture shall have the same respective meanings in this Supplemental Indenture as such defined terms are given in the Indenture.


         (B) As used in this Supplemental Indenture, except as otherwise expressly provided or unless the context shall require otherwise:

     (1) This "Supplemental Indenture" means this instrument as originally executed or as it may, from time to time, be supplemented or amended by one or more supplemental indentures hereto entered into pursuant to the applicable provisions of the Indenture.

     (2) All references in this instrument to designated "Articles," "Sections," and other subdivisions are to the designated Articles, Sections, and other subdivisions of this instrument as originally executed.


     Section 1.3. Indenture to Remain in Force. Except as amended by this Supplemental Indenture, the Indenture shall remain in full force and effect as to matters covered therein.



     Section 1.4. Successors and Assigns. All covenants and agreements in this Supplemental Indenture by the Issuer [and the Trustee**] shall bind the Holders of the Notes, the Issuer, [the Trustee **] and their respective successors and assigns, whether so expressed or not.

     Section 1.5. Benefits of Supplemental Indenture. Nothing in this Supplemental Indenture or in the Notes, express or implied, shall give any Person, other than the parties hereto, their respective successors hereunder and the Holders of the

     Note, any benefit or any legal or equitable rights, remedy or claim under this Supplemental Indenture.

     Section 1.6. Governing Law. This Supplemental Indenture shall be construed in accordance and governed by the laws of the State of Virginia.



* Delete upon execution of the Form of Indenture by the Issuer and Trustee, if named.
** Insert upon execution of the Form of Indenture.

Supplement - Allstate                                 -2-

                                   ARTICLE II

                             AMENDMENTS TO INDENTURE

     Section 2.1. Earnings to Debt Coverage. Section 3.16 of the Indenture is deleted in its entirety and replaced in full by the following, which shall read in its entirety as follows:



                  Section 3.16 Earnings to Debt Coverage. On the last day of each fiscal quarter commencing with the fiscal quarter ended December 31, 1998, the ratio of (A) EBIT to (B) total interest expense for (w) the fiscal quarter ended December 31, 1998, (x) the fiscal two quarters ended March 31, 1999 (taken as one accounting period), (y) the fiscal three quarters ended June 30, 1999 (taken as one accounting period), and (z) the four fiscal quarters (taken as one accounting period) ended on the last day of each fiscal quarter commencing with the fiscal quarter ended September 30, 1999, shall not be less than 1.5:1.


                                   ARTICLE III

                                  MISCELLANEOUS

     Section 3.1. Ratification and Reaffirmation. The Issuer [and Trustee**] hereby [ratifies and reaffirms*] [ratify and reaffirm**] all the terms and conditions of the Indenture, as specifically amended and supplemented by this Supplemental Indenture, and [each**] hereby
[acknowledges*] [acknowledge**] that the Indenture remains in full force and effect, as so amended and supplemented.


     Section 3.2. Execution and Counterparts. This Supplemental Indenture may be executed in several counterparts, all of which shall constitute one and the same instrument and each of which shall be, and shall be deemed to be, an original.



     Section 3.3 Security Holder Consent. The consenting Security Holders will execute this document solely to signify their consent to this Supplemental Indenture.


         IN WITNESS WHEREOF, the Issuer [has*] [and the Trustee each have**] caused this Supplemental Indenture to be signed on its behalf by its duly authorized representative, all as of the date first hereinabove written.

                                                ALLSTATE FINANCIAL CORPORATION

                                           By:
                                                Name:             David Campbell
                                                Title:            President

                                                 **[Indenture Trustee Signature]

* Delete upon execution of the Form of Indenture by the Issuer and Trustee, if named.
** Insert upon execution of the Form of Indenture.

Supplement - Allstate                                 -3-

                          Consent of Security Holders:

         The below designated Security holders of the Indenture, by their execution hereof, consent to the First Supplemental Trust Indenture.


                                      VALUE PARTNERS, LTD.

                                      By:_____________________________
                                      Name:  Timothy G. Ewing
                                      Managing Partner of Ewing & Partners
                                      General Partner of Value Partners, Ltd.



* Delete upon execution of the Form of Indenture by the Issuer and Trustee, if named.
** Insert upon execution of the Form of Indenture.

Supplement - Allstate                                 -4-


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